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                                                                    EXHIBIT 10.5

                      FOURTH LOAN MODIFICATION AGREEMENT


     This Fourth Loan Modification Agreement is entered into as of June 5, 1997, by and between Lightbridge, Inc., a Delaware corporation ("Borrower") with its principal place of business at 281 Winter Street, Waltham, MA 02154, and Silicon Valley Bank, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

     1.   DESCRIPTION OF EXISTING INDEBTEDNESS.  Among the indebtedness which
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may be owing by Borrower to Lender (collectively, "Indebtedness"), Borrower is indebted to Lender pursuant to, among other documents, an Amended and Restated Credit Agreement, dated as of June 18, 1996, as amended and in effect on the date hereof (as so amended, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Four Million and 00/100 Dollars ($4,000,000) (the "Committed Revolving Line"), including a sublimit for Letters of Credit of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000), and a Committed Equipment Line in the original principal amount of Two Million and 00/100 Dollars ($2,000,000). Defined terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

     2.   DESCRIPTION OF COLLATERAL.  Repayment of the Indebtedness is secured
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by the Collateral as described in the Security Agreement and in the Trademarks
Assignment.

          Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Indebtedness, shall be referred to collectively as the "Existing Loan Documents."

     3.   MODIFICATIONS TO LOAN AGREEMENT.  The parties hereto agree that the
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Loan Agreement shall be amended as follows:

          (a) The definition of "Current Liabilities" in Section 1.1 of the Loan Agreement is hereby amended by: (1) deleting the fourth line of said definition in its entirety; and (ii) inserting in place thereof the following:

          ". . . therein, all outstanding Loans made under . . . ."

          (b) The definition of "Loans" in Section 1.1 of the Loan Agreement is hereby amended by: (i) deleting said definition in its entirety, and (ii) inserting in place thereof the following:

               ""Loans" means, collectively, the Advances, Equipment Advances, Letters of Credit and any other extension of credit by Bank for the benefit of Borrower hereunder."
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          (c)  The definition of "Revolving Maturity Date" in Section 1.1 of the
Loan Agreement is hereby amended by: (i) deleting the reference to "June 5,
1997" included in said definition; and (ii) inserting in place thereof "June 4, 1998."

          (d) Section 6.3 of the Loan Agreement is hereby amended by: (i) deleting the third line of the second full paragraph of said Section 6.3 in its entirety; and (ii) inserting in place thereof the following:

          "... Exhibit B hereto, together with an aged listing of accounts
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          receivable."

          (e) Section 6.8 of the Loan Agreement is hereby amended by: (i) deleting said Section 6.8 in its entirety; and (ii) inserting in place thereof the following:

               "Section 6.8 Quick Ratio.  Borrower shall maintain, as of the
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          last day of each fiscal quarter, a ratio of Quick Assets to Current
          Liabilities of at least 3.00:1.0."

          (f) Section 6.9 of the Loan Agreement is hereby amended by: (i) deleting said Section 6.9 in its entirety; and (ii) inserting in place thereof the following:

               "Section 6.9 Tangible Net Worth.  Borrower shall maintain, as of
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          the last day of each fiscal quarter, a Tangible Net Worth of at least
          $25,000,000."

          (g)  Section 6 of the Loan Agreement is hereby further amended by:
(i) deleting Sections 6.10, 6.11, 6.12 and 6.13 in their entirety; and (ii) renumbering the remainder of Section 6 accordingly.

          (h) Section 8.2(a) of the Loan Agreement is hereby amended by: (i) deleting said Section 8.2(a) in its entirety; and (ii) inserting in place thereof the following:

               "(a) If Borrower falls to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8 or 6.9 or violates any of the covenants contained in
      Article 7 of this Agreement, or"

          (i)  Exhibits A, B and C of the Loan Agreement are hereby amended by:
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(i) by deleting said Exhibits A, B and C in their entirety; and (ii) by
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inserting in place thereof Exhibits A, B and C attached to this Fourth Loan
                           -------------------
Modification Agreement.

     4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
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wherever to reflect the modifications described in Section 3 of this Fourth Loan
Modification Agreement.


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     5.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
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warrants to Bank as follows:

          (a) Borrower has adequate corporate power and authority to execute and deliver this Fourth Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Fourth Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or by-laws, or any other indenture, agreement or undertaking to which Borrower is a party. This Fourth Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.


          (c) Upon the execution and delivery of this Fourth Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 6 hereof, no Event of Default shall exist and be continuing.

     6.   CONDITIONS PRECEDENT.
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          (a)  The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

               (1) All of the representations and warranties made by Borrower in Section 5 hereof shall be true and correct;

               (2) Bank shall have received a Facility Fee equal to one-quarter of one percentage point of the Committed Revolving Line or Ten Thousand Dollars ($10,000), which fee shall be fully earned and non-refundable.

               (3) Bank shall have received an opinion of Borrower's counsel, in form and substance satisfactory to Bank;


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               (4)  Bank shall have received, in form and substance satisfactory to Bank, a certificate(s) of the Treasurer of the Borrower as to the satisfaction of the condition specified in clauses (1), (2) and (3) of this Section 6(a);

               (5) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate.

Upon satisfaction of each of the conditions precedent set forth in this Section 6(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof

          (b) From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, Bank's obligations to make any Loans to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Loan as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Loan. From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, each request by Borrower for a Loan under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 6(b) have been met.

     7.   NO DEFENSES OF BORROWER.  Borrower agrees that it has no defenses to
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the payment of all Obligations, whether under the Loan Agreement, the other Loan
Documents or otherwise.

     8.   CONTINUING VALIDITY.  Borrower understands and agrees that in
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modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements contained in these Modification Documents and in the Existing Loan Documents. Except as expressly modified pursuant to this Fourth Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to amend the Existing Loan Documents pursuant to this Fourth Loan Modification Agreement shall in no way obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Fourth Loan Modification Agreement shall constitute a satisfaction of Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser or guarantor will be released by virtue of this Fourth Loan Modification Agreement.

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     9.   EXPENSES.  Borrower agrees to pay to Bank upon demand (a) an amount
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equal to any and all out-of-pocket costs or expenses (including legal fees and disbursements) incurred or sustained by Bank in connection with the preparation of these Modification Documents and related matters, and (b) from time to time any and all out-of-pocket costs or expenses (including legal fees and disbursements) hereafter incurred or sustained by Bank in connection with the administration of credit extended by Bank to Borrower or the preservation of or enforcement of Bank's rights under any of the Loan Documents or in respect of any of Borrower's other obligations to Bank.

     10.  MISCELLANEOUS.  This Fourth Loan Modification Agreement shall be
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considered a "Loan Document" under and as defined in the Loan Agreement.  This
Fourth Loan Modification Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall take effect as a sealed instrument under such laws. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in The Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Fourth Loan Modification Agreement; provided,
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however, that if for any reason Bank cannot avail itself of the courts of The
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Commonwealth of Massachusetts, then venue shall lie in Santa Clara County,
California. This Fourth Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Fourth Loan Modification Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties have caused this Fourth Loan Modification Agreement to be duly executed and delivered as of the 5th day of June, 1997.


                              LIGHTBRIDGE, INC.



                              By:   /s/ Pamela D.A. Reeve
                                 ------------------------
                              Name:     Pamela D.A. Reeve
                                  -----------------------
                              Title:    President & CEO
                                   ----------------------


                              SILICON VALLEY BANK, doing business
                              as SILICON VALLEY EAST



                              By:  /s/ Pamela Aldsworth
                                 ------------------------
                              Name:    Pamela Aldsworth
                                  ------------------------
                              Title:   Vice President
                                    ----------------------


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